SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2012

__________________

SCHOLASTIC CORPORATION

(Exact Name of Registrant as Specified in Charter)

__________________

DELAWARE (State or Other Jurisdiction of Incorporation)	000-19860 (Commission File Number)	13-3385513 (I.R.S. Employer Identification No.)

557 BROADWAY, NEW YORK, NEW YORK (Address of Principal Executive Offices)	10012 (Zip Code)

(212) 343-6100
(Registrant’s telephone number, including area code)

(Former Name or Former address, if Changed Since Last Report)

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 2.02 Results of Operations and Financial Condition

On March 21, 2012, Scholastic Corporation issued the [revised] press release attached hereto as Exhibit 99.1 announcing its results of operations for its quarter ended February 29, 2012.

The information in this Current Report on Form 8-K, including Exhibits, is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be incorporated by reference into any of Scholastic’s filings with the SEC under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	The following exhibit is filed as part of this report:

Press release of Scholastic Corporation, dated March 21, 2012 is filed as Exhibit 99.1.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2012	SCHOLASTIC CORPORATION
(Registrant)

/s/ Maureen O’Connell
	Name:	Maureen O’Connell
	Title:	Executive Vice President, Chief Administrative Officer and Chief Financial Officer

3

EXHIBIT INDEX

Number	Exhibit

99.1	Press release of Scholastic Corporation, dated March 21, 2012

4